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                                                                   EXHIBIT 10.24

                            STOCKHOLDERS AGREEMENT

          This STOCKHOLDERS AGREEMENT (this "Agreement") is entered into as of
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August 2, 1999, by and among Joseph K. Rensin ("Rensin"), Creditrust
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Corporation, a Maryland corporation (the "Company"), the Lenders set forth on
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the signature pages hereto (each Lender, together with its successors and assigns, being a "Tag-Along Investor" and, collectively, the "Tag-Along
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Investors").  The shares of Common Stock, $0.01 par value per share, of the
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Company (together with securities convertible or exchangeable therefor, the
"Common Stock") now owned and hereafter acquired by the Tag-Along Investors,
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together with any securities exercisable for or convertible into or exchangeable for shares of Common Stock, are sometimes referred to herein as the "Shares" (it
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being understood that all securities exercisable for or convertible into or exchangeable for shares of Common Stock shall be treated on any date as if they had been exercised, converted or exchanged into Common Stock on that date and shall be deemed to represent the number of shares of Common Stock that would be issued upon such exercise, conversion or exchange). Capitalized terms that are used but not defined herein have the meanings assigned to them in the Bridge
Loan Agreement referred to below.

                                   RECITALS

          WHEREAS, the Company, the Administrative Agent, the Borrower, Capital and the Lenders referred to therein have entered into a Bridge Loan Agreement, dated as of August 2, 1999 (as amended, restated or otherwise modified from time to time, the "Bridge Loan Agreement"), providing for certain bridge loans to be
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made by the Lenders thereunder to the Borrower (the "Bridge Loans").
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          WHEREAS, the Company has issued warrants to purchase on a fully-
diluted basis 10.0% of its Common Stock in blank to Norwest Bank Minnesota, National Association, as Escrow Agent under that certain Escrow Agreement, dated as of August 2, 1999, among Norwest Bank Minnesota, National Association, the Company, Capital, the Borrower and the Administrative Agent (the "Escrow
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Agreement") to be held pursuant to the terms of the Escrow Agreement as required
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by the Bridge Loan Agreement.

          WHEREAS, the Tag-Along Investors desire to enter into this Agreement for the purpose of regulating certain aspects of the Tag-Along Investors' relationships with regard to each other and the Company in connection with their ownership of the Shares.
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                                   AGREEMENT

          NOW THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the Tag-Along Investors agree as follows:

          Section 1.  Tag-Along Right. For purposes of this Agreement, a
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"Covered Transaction" shall mean any sale or contract or series of sales or
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contracts to sell Common Stock of the Company beneficially owned by Rensin (as that term is defined in Rule 13d-1 of the Exchange Act) (a) entered into or consummated by Rensin or an Affiliate or immediate family member of Rensin on or after the Conversion Date and in which the counterparty is a person other than
(i) an Affiliate of Rensin that assumes all of the obligations of Rensin hereunder with respect to such shares of Common Stock or (ii) a transferee pursuant to a transaction entered into by Rensin solely in good faith for estate planning purposes (the sole beneficiary of such transferee being Rensin or an immediate family member of Rensin) that assumes all of the obligations of Rensin hereunder with respect to such shares of Common Stock (a "proposed purchaser")
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and (b) resulting in or contemplating proceeds (whether in cash, securities or other property) the fair market value of which is at least $15.0 million. With respect to any Covered Transaction, each Tag-Along Investor shall each have the right (the "Tag-Along Right") to require the proposed purchaser to purchase
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all or any portion of such Tag-Along Investor's Pro Rata Allocation (as defined below) of the shares Common Stock proposed to be transferred simultaneously with consummating the proposed transfer. A Tag-Along Investor's "Pro Rata Allocation"
                                                            -------------------
of the number of Shares proposed to be transferred in any proposed transfer shall equal the total number of shares of Common Stock proposed to be transferred by Rensin multiplied by a fraction the numerator of which is the total number of Shares held by such Tag-Along Investor and the denominator of which is the total number of shares of Common Stock held by Rensin and the Tag-Along Investors. Any Shares purchased from Tag-Along Investors pursuant to this
Section 1 shall be purchased at the same price per Share and upon the same terms and conditions as such proposed transfer by Rensin, it being agreed, however, that such terms and conditions shall not include the making of any representations and warranties, indemnities or other similar agreements other than representations and warranties with respect to title of the Shares being sold and authority to sell such Shares and indemnities related thereto ("Title
                                                                         -----
Representations"). Rensin shall, not less than 30 nor more than 60 business days
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prior to each proposed transfer, notify, or cause to be notified, each Tag-Along
Investor in writing of each such proposed transfer. Such notice (the "Transfer
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Notice") shall set forth: (i) the name of the transferor and the number and
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description of shares of Common Stock proposed to be transferred, (ii) the name and address of the proposed purchaser, (iii) the proposed amount and form of consideration and terms and conditions of payment offered by such proposed purchaser, (iv) each Tag-Along Investor's Pro Rata Allocation of the shares of Common Stock proposed to be transferred and (v) that the proposed purchaser has been informed of the Tag-Along Right provided for in this Section 1 and has agreed to purchase shares of Common Stock in accordance with the terms hereof. Rensin hereby agrees not to transfer any shares of Common Stock, directly or indirectly, in a manner that would be inconsistent with the essential intent of this Section 1. For purposes of this Section 1, any transfer of an equity interest of an entity that was formed for the purpose of acquiring shares of Common Stock shall be deemed to be a transfer of the shares of Common Stock owned by such entity.

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

          The Tag-Along Right may be exercised by any Tag-Along Investor within 15 business days following its receipt of the Transfer Notice by delivery of a written notice to Rensin proposing to sell Shares (the "Tag-Along Notice"). The
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Tag-Along Notice shall state the number of Shares (the "Tag-Along Shares") that
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such Tag-Along Investor proposes to include in such transfer to the proposed purchaser, which number of Shares shall not exceed such Tag-Along Investor's Pro Rata Allocation of the shares of Common Stock proposed to be transferred. Delivery of the Tag-Along Notice by any Tag-Along Investor shall constitute an agreement by such Tag-Along Investor to sell, on the terms and conditions specified in the Transfer Notice, the Tag-Along Shares to the proposed purchaser specified in the Transfer Notice. In the event that the proposed purchaser does not purchase the Tag-Along Shares from the Tag-Along Investors on the same terms and conditions as specified in the Transfer Notice, then Rensin shall not be permitted to sell any shares of Common Stock to the proposed purchaser in the proposed transfer. If no Tag-Along Notice is received during the 15-business day period referred to above, Rensin shall have the right thereafter, prior to the expiration of 30 business days from the date of the Transfer Notice, to transfer the shares of Common Stock specified in the Transfer Notice (or a portion thereof) on terms and conditions no more favorable than those stated in the Transfer Notice and in accordance with the provisions of this Section 1.

          Any attempt to transfer any shares of Common Stock in violation of this Agreement will be null and void, and the Company agrees not to effect any transfer of Common Stock by Rensin and to instruct the transfer agent for the Common Stock not to effect any such transfer of Common Stock, until the Company and the transfer agent have received evidence reasonably satisfactory to it that the Tag-Along Right, if applicable to such transfer, has been complied with.

          Section 2.  Miscellaneous.

          (a) Legend. Rensin, the Company and the Tag-Along Investors agree that, on and after the Conversion Date, each certificate representing shares of Common Stock held by Rensin and the Tag-Along Investors shall bear the following legend until such time as the same is no longer applicable:

          "THE SHARES OF COMMON STOCK OR OTHER SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF, AND ARE ENTITLED TO THE BENEFITS SET FORTH IN, A STOCKHOLDERS AGREEMENT, DATED AUGUST 2, 1999, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE COMPANY. THE COMPANY WILL FURNISH A COPY OF SUCH STOCKHOLDERS AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE."

          (b) Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective legal representatives, heirs, legatees, successors and assigns including any party to which Rensin or any of his

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permitted assigns has transferred or sold shares of Common Stock. Each transferee of Shares from a Tag-Along Investor shall take such Shares subject to the same restrictions and entitled to the same benefits as existed in the hands of the transferor and references herein to a Tag-Along Investor shall include any such transferee, except that Shares sold to the public pursuant to an effective registration statement shall no longer be subject to any of the provisions of this Agreement.

          (c) Specific Performance, Etc. Each Tag-Along Investor, in addition to being entitled to exercise all rights provided herein, in the Company's Certificate of Incorporation or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Rensin and each of the Tag-Along Investors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (d) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAW OF THE STATE OF NEW YORK UNLESS THE MANDATORY LAW OF THE STATE OF MARYLAND APPLIES.

          (e) Interpretation. The headings of the sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

          (f) Notices. All notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given and received when delivered by overnight courier or hand delivery to the parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof).

          (i)   If to the Company or Rensin, at:

                Creditrust Corporation
                7000 Security Boulevard
                Baltimore, Maryland 21244
                Attention: Joseph Rensin

                with copies to:

                Hogan & Hartson L.L.P.
                111 South Calvert Street
                Suite 1600
                Baltimore, Maryland 21202
                Attention: Henry D. Kahn, Esq.

          (ii)  If to a Tag-Along Investor, at:

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               Its address as shown in the stock register of the Company

               with copies to:

               Latham & Watkins
               885 Third Avenue, Suite 1000
               New York, New York 10022
               Attention: Gregory A. Ezring, Esq.

          (g) Recapitalizations, Exchange, Etc. Affecting the Company's Stock. The provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Common Stock, to any and all shares of capital stock of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) that may be issued in respect of, in exchange for, or in substitution of the Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof.

          (h) Inspection and Compliance with Law. Copies of this Agreement will be available for inspection or copying by any Tag-Along Investor at the offices of the Company through the Secretary of the Company. The Company shall take all reasonable action to insure that the provisions of New York Law relating to agreements similar to this Agreement are promptly complied with.

          (i) Counterparts. This Agreement may be executed in one or more counterparts, by the original parties hereto and any successor in interest, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.

          (j) Termination. This Agreement shall terminate and cease to be of any further force or effect upon the earliest of (i) the fifth anniversary of the date hereof or (ii) the return to the Company of all Shares (or warrants therefor) held in escrow pursuant to the Escrow Agreement.

          (k) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

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          IN WITNESS WHEREOF, the parties have executed this Stockholders
Agreement as of the date first above written.

                                   Creditrust Corporation


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   Accepted and agreed to:


                                   U.S. Bancorp Investments, Inc.


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   Brean Murray & Co., Inc.


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   Whippoorwill Associates, inc.


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   Everest Capital

                                   By:_______________________________________
                                      Name:
                                      Title:

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

                                   [new lender]


                                   By:_______________________________________
                                      Name:
                                      Title:


                                   Joseph K. Rensin


                                   By:_______________________________________
                                      Name:
                                      Title:

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